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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2004

                             TLC VISION CORPORATION
             (Exact name of registrant as specified in its charter)

    NEW BRUNSWICK                   0-29302                   980151150
   (State or other             (Commission File            (I.R.S. Employer
   jurisdiction of                  Number)             Identification Number)
    organization)

            5280 SOLAR DRIVE, SUITE 100                       L4W 5M8
               MISSISSAUGA, ONTARIO                          (Zip Code)
     (Address of principal executive offices)

       Registrant's telephone number, including area code: (905) 602-2020

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ITEM 5. OTHER EVENTS

      On August 9, 2004, the Company and OccuLogix, Inc. announced OccuLogix' proposed initial public offering of its common stock. A copy of that press release is attached hereto as Exhibit 99.1.

      On August 9, 2004, the Company issued a press release announcing management changes in connection with completion of the merger integration. A copy of that press release is attached hereto as Exhibit 99.2.

ITEM 7. LIST OF EXHIBITS FILED

      (c)   Exhibits

            99.1 OccuLogix' Proposed IPO Press Release, dated August 9, 2004
            99.2 Management Changes Press Release, dated August 9, 2004
            99.3 Earnings Press Release, dated August 9, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On August 9, 2004, TLC Vision Corporation (the "Registrant") issued a press release announcing its financial results for the three months and six months ended June 30, 2004. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.3. This Form 8-K, including Exhibit 99.3 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

                                      * * *

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 10, 2004

                                      TLC VISION CORPORATION

                                      By: /s/ Robert W. May
                                          --------------------------------------
                                          Robert W. May
                                          General Counsel and Secretary

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1          OccuLogix Proposed IPO Press Release, dated August 9, 2004
99.2          Management Changes Press Release, dated August 9, 2004
99.3          Earnings Press Release, dated August 9, 2004

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